UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2021

FTAC OLYMPUS ACQUISITION
CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39469	98-1540161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2929 Arch Street, Suite 1703

Philadelphia, PA

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Ticker Symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	FTOCU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	FTOC	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one Class A ordinary share	FTOCW	Nasdaq Capital Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on February 3, 2021, FTAC Olympus Acquisition Corporation, a Cayman Islands exempted company (“FTOC”), New Starship Parent Inc., a Delaware corporation (“New Starship”), Starship Merger Sub I Inc., a Delaware corporation and wholly-owned subsidiary of New Starship (“First Merger Sub”), Starship Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of New Starship (“Second Merger Sub”), and Payoneer Inc., a Delaware corporation (“Payoneer” or the “Company”, and collectively with FTOC, New Starship, First Merger Sub and Second Merger Sub, the “Parties”), entered into an Agreement and Plan of Reorganization (as amended on February 16, 2021 and on May 10, 2021, the “Reorganization Agreement”) providing for a business combination involving FTOC and Payoneer (the “Reorganization”).

On February 16, 2021, New Starship filed a registration statement on Form S-4 (File No. 333-250995) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the Reorganization. On June 1, 2021, New Starship filed with the SEC its proxy statement/prospectus pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended (the “Securities Act”) and FTOC filed such proxy statement/prospectus pursuant to Rule 14a-3 under the Securities Exchange Act of 1934, as amended, relating to the special meeting of stockholders of FTOC scheduled to be held on June 23, 2021 (the “Proxy Statement”) to, among other things, vote on a proposal to approve the Reorganization Agreement.

On February 19, 2021, FTOC received a letter (the “McCue Letter”) from counsel to John McCue, a purported stockholder of FTOC, demanding that several “corrective disclosures” be made in an amendment or supplement to the Registration Statement. On May 10, 2021, FTOC received a letter (the “Jeram Letter” and, together with the McCue Letter, the “Demand Letters”) from counsel to Mahendra Jeram, a purported stockholder of FTOC, also demanding, among other things, that several “corrective disclosures” be made in an amendment or supplement to the Registration Statement. On June 8, 2021, counsel to Naftali Rosenbaum, a purported stockholder of FTOC, filed a complaint (the “Complaint”) against FTOC and each member of its board of directors in the Supreme Court of the State of New York for the County of New York, alleging, among other things, that the consideration to be paid in the Reorganization is unfair to stockholders of FTOC, and that the Proxy Statement omits material information with respect to the Reorganization. The Complaint seeks, among other things, to enjoin the Reorganization, rescind the Reorganization or award rescissory damages to the extent it is consummated, and an award of attorneys’ fees and expenses.

FTOC and counsel to the parties to the McCue Letter and the Complaint subsequently engaged in arm’s-length negotiations to attempt to resolve the claims asserted, and reached an agreement whereby the Company would file in this Current Report on Form 8-K certain supplemental disclosures regarding the Reorganization. FTOC and FTOC’s board of directors believe that the allegations and claims asserted in the Demand Letters and Complaint lack merit, and that the supplemental disclosures set forth herein are not required or necessary under applicable laws. However, solely in order to avoid the risk of the Demand Letters and the Complaint delaying or otherwise adversely affecting the Reorganization and to minimize the costs, risks, and uncertainties inherent in defending the claims, FTOC and New Starship hereby voluntarily amend and supplement the Proxy Statement, as set forth in this Current Report on Form 8-K. FTOC and FTOC’s board of directors deny any liability or wrongdoing in connection with the Registration Statement and Proxy Statement, and nothing in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures.

Supplement to the Proxy Statement

The additional disclosures (the “Supplemental Disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. To the extent that information set forth in the Supplemental Disclosures differs from or updates information contained in the Proxy Statement, the information in this Current Report on 8-K shall supersede or supplement the information contained in the Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, FTOC makes the following amended and supplemental disclosures:

1.            Citigroup Global Markets Inc. and Goldman Sachs & Co. will each receive customary advisory fees and/or PIPE placement agent fees contingent upon the closing of the Reorganization.

2.            In evaluating the proposed Reorganization, FTOC’s Board of Directors considered information relating to certain companies that operate in one or more of the business segments in which Payoneer operates, including multiples derived from their respective enterprise value and expected revenue. Similar information with respect to the same set of companies is set forth on slide 39 of the Investor Presentation filed as Exhibit 99.2 to FTOC’s Current Report on Form 8-K filed with the SEC on February 3, 2021.

Important Information and Where to Find It

In connection with the proposed Reorganization between Payoneer and FTOC, New Starship Parent Inc. filed with the SEC a definitive proxy statement / prospectus contained in a registration statement on Form S-4, as amended, and FTOC has mailed the definitive proxy statement / prospectus and other relevant documentation to FTOC stockholders. This document does not contain all the information that should be considered concerning the proposed Reorganization. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Reorganization. FTOC stockholders and other interested persons are advised to read the definitive proxy statement / prospectus in connection with the solicitation of proxies for the extraordinary general meeting to be held to approve the transactions contemplated by the proposed Reorganization because these materials contain important information about Payoneer, FTOC and the proposed transactions. The definitive proxy statement / prospectus was mailed to FTOC stockholders of record as of May 19, 2021. Stockholders are also able to obtain a copy of the definitive proxy statement / prospectus, without charge, at the SEC’s website at http://sec.gov or by directing a request to: FTAC Olympus Acquisition Corp., 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

The definitive proxy statement / prospectus can be found in the filings on Form S-4 by New Starship Parent Inc., as well as in the DEFM14A filing of FTOC at www.sec.gov. Payoneer and FTOC entered into the Reorganization Agreement in February 2021. Completion of the Reorganization is subject to approval by the shareholders of FTAC Olympus Acquisition Corp. and certain other conditions. The proposed business combination is expected to close shortly after the Special Meeting.

Participants in the Solicitation

Payoneer and FTOC, and their respective directors and executive officers, may be considered participants in the solicitation of proxies with respect to the potential transaction described in this Current Report on Form 8-K under the rules of the SEC. Information about the directors and executive officers of FTOC and other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction and a description of their interests is set forth in the definitive proxy statement/prospectus filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes, and oral statements made from time to time by representatives of FTOC and Payoneer may be considered, “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or FTOC’s, Payoneer’s or New Starship Parent Inc.’s future financial or operating performance. For example, projections of future Volume, Revenue, and Operating Income are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FTOC and its management, and Payoneer and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Reorganization; (2) the outcome of any legal proceedings that may be instituted against FTOC, Payoneer, New Starship Parent Inc. or others following the announcement of the Reorganization and any definitive agreements with respect thereto; (3) the inability to complete the Reorganization due to the failure to obtain approval of the shareholders of FTOC, to obtain financing to complete the Reorganization or to satisfy other conditions to closing; (4) changes to the proposed structure of the Reorganization that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Reorganization; (5) the ability to meet applicable listing standards following the consummation of the Reorganization; (6) the risk that the Reorganization disrupts current plans and operations of Payoneer as a result of the announcement and consummation of the Reorganization; (7) the ability to recognize the anticipated benefits of the Reorganization, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Reorganization; (9) changes in applicable laws or regulations; (10) the possibility that Payoneer or the combined Company may be adversely affected by other economic, business and/or competitive factors; (11) Payoneer’s estimates of its financial performance; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in FTOC’s Prospectus dated August 25, 2020 filed with the SEC on August 26, 2020, the section entitled “Risk Factors” in FTOC’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, as well as any further risks and uncertainties contained in the definitive proxy statement / prospectus filed by FTOC and New Starship Parent Inc. on June 1, 2021. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. None of FTOC, Payoneer or New Starship Parent Inc. undertakes any duty to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2021

FTAC Olympus Acquisition Corporation

/s/ Ryan M. Gilbert
Name: Ryan M. Gilbert
Title: President and Chief Executive Officer